UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2016 (March 3, 2016)

SL GREEN REALTY CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-13199	13-3956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

SL GREEN OPERATING PARTNERSHIP, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-167793-02	13-3960398
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 Lexington Avenue

New York, New York 10170

(Address of principal executive
offices, including zip code)

Registrants’ telephone number, including area code: (212) 594-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

This Current Report on Form 8-K files herewith the following Exhibits:

12.1.                     Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends for SL Green Realty Corp. for the years ended December 31, 2015, 2014, 2013, 2012 and 2011; and

12.2                        Ratio of Earnings to Combined Fixed Charges and Preferred Unit Distributions for SL Green Operating Partnership, L.P. for the years ended December 31, 2015, 2014, 2013, 2012 and 2011.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

12.1        SL Green Realty Corp. Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends

12.2        SL Green Operating Partnership, L.P. Ratio of Earnings to Combined Fixed Charges and Preferred Unit Distributions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

/s/ Matthew J. DiLiberto
Matthew J. DiLiberto
Chief Financial Officer

SL GREEN OPERATING PARTNERSHIP, L.P.

By: SL GREEN REALTY CORP., its general partner

/s/ Matthew J. DiLiberto
Matthew J. DiLiberto
Chief Financial Officer

Date: March 3, 2016